September 3, 2015 Q3 2015 Supplemental Financial Information Exhibit 99.2

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Litigation Reform Act of 1995.  These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as
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These forward-looking statements are only predictions based on the current intent and expectations of
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achievements expressed or implied by the forward-looking statements.  Esterline's actual results and the timing and outcome of events may differ materially from those expressed in or implied by the forward-
looking statements due to risks detailed in Esterline's public filings with the Securities and Exchange
Commission including its most recent Annual Report on Form 10-K.  This presentation may also contain references to non-GAAP financial information subject to Regulation G.
The reconciliations of each non-GAAP financial measure to its comparable GAAP measure as well as further information on management’s use of non-GAAP financial measures are included in Esterline’s press release dated September 3, 2015, included as Exhibit 99.1 to Form 8-K filed with the SEC on the same date, as well as in this presentation.
Q3
2015
Supplemental
Financial
Information

Q3 2015 and Subsequent Highlights
•
Completed divestitures of Eclipse and PA&E
•
Announced new segment leadership structure
•
Redeemed $250 million, 7% Senior Notes
–
August 4, 2015
–
Generates ~$7 million interest expense savings annually
Q3 2015 Supplemental Financial Information

Q3 2015 Financial Results
•
Sales of $496 million, down 2%
–
2.8% organic sales decline
–
$32 million sales from DAT acquisition offset by
$28 million FX impact
•
GAAP EPS of $0.97
–
Adjusted EPS of $1.33* (excludes certain discrete items)
•
YTD free cash flow* conversion 116% of net earnings

*See Page 1 regarding non-GAAP financial measures
Q3 2015 Supplemental Financial Information

Q3 2015 Year-over-Year (YOY) Summary

Dollars in millions, except EPS
Q3
2015
Q3 2014
Change
Sales
$ 496
$ 506
$   (10)
Gross Margin
$ 170
$ 177
$     (7)
-
% of sales
34%
35%
(1%)
Net earnings
from continuing operations
$   30
$   40
$   (10)
Net earnings
per diluted
share
$0.97
$1.22
$(0.25)
Q3 2015 Supplemental Financial Information

Q3 2015 Supplemental Financial Information
Q3 2015 Earnings Adjustment

Dollars in millions, except EPS
Earnings from
Continuing Ops
EPS
GAAP
$ 30
$ 0.97
•
Accelerated
integration
2
0.08
•
Incremental compliance
6
0.18
•
DAT net loss
3
0.10
Adjusted *
$ 41
$ 1.33
*See Page 1 regarding non-GAAP financial measures

Q3 2015 Supplemental Financial Information
Q3 2015 Sales Change (YOY)
Items
Sales
Q3 2014
$   506
•
Foreign
currency translation
(23)
•
FX forward contract loss
(5)
•
DAT
acquisition
32
•
Sales volume (2.8%
organic decline)
(14)
Q3 2015
$  496
Dollars in millions

Q3 2015 Supplemental Financial Information
Q3 2015 Segment Sales Change (YOY)
Total Change
Organic¹
FX
Acquisition
Avionics & Controls
8%
(7%)
(2%)
17%
Sensors & Systems
(9%)
2%
(11%)
-
Advanced
Materials
(7%)
(4%)
(2%)
-
Total
(2%)
(3%)
(6%)
6%
¹ Q3 2015 organic sales growth represents the total reported increase within the company’s continuing operations less the impact of all foreign currency translation and hedging activities and acquisitions.

Q3 2015 Supplemental Financial Information
Q3 2015 Gross Margin Change (YOY)
Items
Gross Margin
Q3 2014
$  177
•
Foreign
currency translation
(1)
•
FX forward contract loss
(5)
•
DAT
acquisition
($16
million
from
operations
less
$3
million
purchase accounting)
13
•
Sales volume / mix
(13)
•
Inventory reserves
/ EAC / Other adjustments
(1)
Q3 2015
$  170
Dollars in millions

Adjusted Gross Margin and EBIT
See Appendix for supporting details
Avionics & Controls
Sensors & Systems
Advanced
Materials
Total ESL
Q3 2015 Gross
Margin (Adjusted)*
32.9%
36.3%
32.4%
34.1%
Q3 2014 Gross Margin (Adjusted)*
37.4%
33.8%
34.6%
35.4%
YTD 2015 Gross
Margin (Adjusted)*
33.8%
36.1%
32.1%
34.2%
YTD 2014 Gross
Margin (Adjusted)*
37.4%
34.0%
34.3%
35.4%
Q3 2015 EBIT (Adjusted)*
15.6%
14.2%
22.2%
13.1%
Q3 2014
EBIT (Adjusted)*
16.7%
11.6%
23.5%
13.5%
YTD 2015 EBIT (Adjusted)*
14.9%
11.9%
20.6%
11.6%
YTD 2014 EBIT (Adjusted)*
15.3%
12.1%
22.8%
12.8%
*See Page 1 regarding non-GAAP financial measures

Q3 2015 Supplemental Financial Information

YTD Free Cash Flow Reconciliation
YTD 2015
YTD 2014
Net
earnings
attributable
to
Esterline
$  57
$ 106
•
Depreciation and amortization
77
87
•
Change
in
working
capital
(A/R,
Inventory,
A/P)
(17)
(24)
•
Other
(13)
(34)
Cash flow from operations
$ 104
$ 135
•
Capital expenditures
(38)
(35)
Free cash flow*
$  66
$ 100
Cash
conversion*
116%
94%
Dollars in millions
*See Page 1 regarding non-GAAP financial measures

Q3 2015 Supplemental Financial Information

Share Repurchase Update
# Shares
In thousands
$ Value
In millions
•
FY 2014
269
$   30.3
•
Q1 2015
850
92.6
•
Q2
2015
312
34.7
•
Q3 2015
1,400
132.2
Total spend since inception*
2,831
$ 289.8
* $400 million total authorization for share repurchase

Q3 2015 Supplemental Financial Information

Q3 2015 Supplemental Financial Information
2015 Updated Guidance
2015 Updated
Guidance
Comments
Sales
$1.775
-
$1.800B
•
YTD Q3
Sales = $1.443B
•
Q4 Sales = $330
-
$355M (2 months)
•
Above includes ~$100M from DAT
Diluted EPS,
reported
$2.82
-
$2.92
•
Q1 = $0.78
•
Q2
= $0.69
•
Q3 = $0.97
•
Q4 forecast = $0.38 -
$0.48 (2 months)
Diluted EPS,
adjusted*
$4.35
-
$4.45
•
Q1 = $0.85
•
Q2
= $1.20
•
Q3 = $1.33
•
Q4 forecast = $0.97 -
$1.07 (2 months)
•
Q4 adjustments (excluded from adjusted EPS)
•
Integration / Compliance = $0.16
•
DAT net loss = $0.14
•
2020 Senior Notes call = $0.28
*See Page 1 regarding non-GAAP financial measures

Company-Wide Efficiency Initiatives Update
Ops Excellence
Strategic Sourcing
Global Footprint
INITIATIVE GOALS
Achieve significant savings in
material and services
Implement standards and tools
for sustainability
•
Remaining restructuring
projects will complete in 2016
•
Acquisition integrating well
•
Increasing competitive
global presence
•
Savings ahead of plan
•
Savings tracker in place
and automated
•
All commodities progressing
well, executing to plan
•
Further projects being scoped
and opportunities identified
•
Lean transformation wave
one sites launched in June
•
CI Academies in process –
over 150 leaders trained
•
Material management
activities started in May
INITIATIVE GOALS
Enterprise-wide Lean transformation
New operating system deployed
Leadership-driven, fully aligned
operational improvements
INITIATIVE GOALS
Leverage global presence for growth
Develop competitive cost structure
Infrastructure supporting
the Esterline Operating System

Q3 2015 Supplemental Financial Information

Appendix 14 Q3 2015 Supplemental Financial Information

Q3 2015 Adjusted Gross Margin and EBIT 15 Q3 2015 Supplemental Financial Information

Q3 2014 Adjusted Gross Margin and EBIT

$ amounts in '000s
Avionics
Sensors
AM
ESL
GAAP Sales
192,860

192,246

121,203

506,309

GAAP Gross Margin
71,566

63,620

41,901

177,087

Accelerated Integration Costs
515

1,335

137

1,987

Compliance Costs
24

78

(74)

28

Adjusted Gross Margin
72,105

65,033

41,964

179,102

Adjusted Gross Margin as a % of Sales
37.4%
33.8%
34.6%
35.4%
$ amounts in '000s
Avionics
Sensors
AM
Corporate
ESL
GAAP Sales
192,860

192,246

121,203

-

506,309

GAAP EBIT
30,902

18,055

27,724

(16,142)

60,539

Accelerated Integration Costs
1,033

3,321

742

296

5,392

Compliance Costs
305

935

10

1,027

2,277

Adjusted EBIT
32,240

22,311

28,476

(14,819)

68,208

Adjusted EBIT as a % of Sales
16.7%
11.6%
23.5%
-

13.5%
Q3 2015 Supplemental Financial Information

Q3 2015 Supplemental Financial Information
YTD Q3 2015 Adjusted Gross Margin and EBIT

$ amounts in '000s
Avionics
Sensors
AM
ESL
GAAP Sales
594,534
515,611
332,496
1,442,641
DAT Sales
(62,496)
-
-
(62,496)
Adjusted Sales
532,038
515,611
332,496
1,380,145
GAAP Gross Margin
190,771
181,841
106,185
478,797
Accelerated Integration Costs
-
4,123
628
4,751
DAT Gross Margin
(18,776)
-
-
(18,776)
Long-Term Contract Adjustment
7,814
-
-
7,814
Adjusted Gross Margin
179,809
185,964
106,813
472,586
Adjusted Gross Margin as a % of Adjusted Sales
33.8%
36.1%
32.1%
34.2%
$ amounts in '000s
Avionics
Sensors
AM
Corporate
ESL
GAAP Sales
594,534
515,611
332,496
-
1,442,641
DAT Sales
(62,496)
-
-
-
(62,496)
Sales excluding DAT
532,038
515,611
332,496
-
1,380,145
GAAP EBIT
52,024
55,491
65,908
(52,323)
121,100
Accelerated Integration Costs
640
6,111
2,531
844
10,126
Compliance Costs
-
-
-
14,971
14,971
DAT Loss
10,439
-
-
-
10,439
DAT Closing Expenses
6,000
-
-
-
6,000
Long-Term Contract Adjustments
9,934
-
-
-
9,934
Pension
-
-
-
3,000
3,000
Non-Income Tax Gain
-
-
-
(15,656)
(15,656)
Adjusted EBIT
79,037
61,602
68,439
(49,164)
159,914
Adjusted EBIT as a % of Adjusted Sales
14.9%
11.9%
20.6%
-
11.6%

YTD Q3 2014 Adjusted Gross Margin and EBIT

Q3 2015 Supplemental Financial Information
$ amounts in '000s
Avionics
Sensors
AM
ESL
GAAP Sales
571,366

579,131

352,613

1,503,110

GAAP Gross Margin
211,936

194,567

120,544

527,047

Accelerated Integration Costs
1,617

2,129

292

4,038

Compliance Costs
307

296

91

694

Adjusted Gross Margin
213,860

196,992

120,927

531,779

Adjusted Gross Margin as a % of Sales
37.4%
34.0%
34.3%
35.4%
$ amounts in '000s
Avionics
Sensors
AM
Corporate
ESL
GAAP Sales
571,366

579,131

352,613

-

1,503,110

GAAP EBIT
81,952

61,811

75,911

(48,398)

171,276

Accelerated Integration Costs
4,428

5,527

3,887

475

14,317

Compliance Costs
1,190

2,507

577

2,631

6,905

Adjusted EBIT
87,570

69,845

80,375

(45,292)

192,498

Adjusted EBIT as a % of Sales
15.3%
12.1%
22.8%
-

12.8%